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                EXHIBIT 99.1 SIGNATURES OF THE REPORTING PERSONS


TH LEE PUTNAM VENTURES, L.P.

By:    TH Lee Putnam Fund Advisors, L.P., its general partner
By:    TH Lee Putnam Fund Advisors, LLC, its general partner

By:     /s/ James Brown                                           8/25/04
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       Signature of Reporting Person**                            Date
       Name: James Brown
       Title: Managing Director


TH LEE PUTNAM PARALLEL VENTURES, L.P.

By:    TH Lee Putnam Fund Advisors, L.P., its general partner
By:    TH Lee Putnam Fund Advisors, LLC, its general partner

By:    /s/ James Brown                                            8/25/04
       -------------------------------------------------------    --------------

       Signature of Reporting Person**                            Date
       Name: James Brown
       Title: Managing Director


TH LEE PUTNAM FUND ADVISORS, L.P.

By:    TH Lee Putnam Fund Advisors, LLC, its general partner

By:    /s/ James Brown                                            8/25/04
       -------------------------------------------------------    --------------

       Signature of Reporting Person**                            Date
       Name: James Brown
       Title: Managing Director


TH LEE PUTNAM FUND ADVISORS, LLC

By:     /s/ James Brown                                           8/25/04
       -------------------------------------------------------    --------------

       Signature of Reporting Person**                            Date
       Name: James Brown
       Title: Managing Director
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CONTINUED


TH LEE GLOBAL INTERNET MANAGERS, L.P.

By:    TH Lee Global Internet Advisors, LLC

By:     /s/ James Brown                                           8/25/04
       -------------------------------------------------------    --------------

       Signature of Reporting Person**                            Date
       Name: James Brown
       Title: Managing Director


TH LEE GLOBAL INTERNET ADVISORS, LLC

By:     /s/ James Brown                                           8/25/04
       -------------------------------------------------------    --------------

       Signature of Reporting Person**                            Date
       Name: James Brown
       Title: Managing Director


THLI COINVESTMENT PARTNERS, LLC

By:    TH Lee Putnam Fund Advisors, L.P., its general partner
By:    TH Lee Putnam Fund Advisors, LLC, its general partner


By:    /s/ James Brown                                            8/25/04
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       Signature of Reporting Person**                            Date
       Name: James Brown
       Title: Managing Director


BLUESTAR I, LLC

By:    /s/ Thomas H. Lee                                          8/25/04
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       Signature of Reporting Person**                            Date
       Name: Thomas H. Lee
       Title: Managing Member


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